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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        For the month of November, 1995



                                ISRAMCO, INC.
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             (Exact name of registrant as specified in charter)

                                   Delaware
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                                 (State of Incorporation)

          800 Fifth Avenue, New York, New York 10021     Suite 21-D
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                   (Address of principal executive offices)

                                 212-888-0200
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                              (Telephone number)

                      0-12500                         13-3145265
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                Commission File No.                IRS Employer ID No.
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Item 5.        Other Material Events.

               The Company has entered into an Employment Agreement with Danny Toledano in the form attached hereto as Exhibit A. Danny Toledano is the President, Chief Operating Officer and Chief Financial Officer of the Company.


Item 7.        Exhibits.

               Exhibit A - Employment Agreement.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Isramco, Inc.
                                        (registrant)



  November 13, 1995                     By: /s/ Joseph Elmaleh
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      (date)                                     Joseph Elmaleh
                                                 Chairman of the Board
                                                 Chief Executive Officer
                                                 Chief Financial Officer
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                                EXHIBIT INDEX


                       Exhibit A - Employment Agreement